Exhibit 99.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                               ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with Amendment No. 1 to the Quarterly Report of Interlock Services, Inc. d/b/a New York International Commerce Group, Inc. (the "Company") on Form 10-QSB/A for the period ended March 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Myron
W. Landin, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.ss.1350, adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ Myron W. Landin
                                        ------------------------------
                                        Myron W. Landin
                                        Chief Financial Officer
                                        October 11, 2002